Exhibit 10.48

COLLATERAL ASSIGNMENT OF PLATFORM RIG CONTRACT

THIS COLLATERAL ASSIGNMENT OF PLATFORM RIG CONTRACT (this “Assignment”) is made as of the 13th day of June, 2011, by MILLER ENERGY RESOURCES, INC. a Tennessee corporation (“Grantor”) in favor of GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent for the Lenders (in such capacity and together with its replacements, successors and assigns from time to time, the “Administrative Agent”) pursuant to the Loan Agreement (defined below).

W I T N E S S E T H :

WHEREAS, Grantor has entered into that certain Loan Agreement, dated as of June 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement), by and among Grantor, as borrower, the lenders from time to time party thereto (the “Lenders”), and Administrative Agent;

WHEREAS, in order to secure the Obligations, the Grantor and certain other Subsidiaries of the Grantor have entered into that certain Guarantee and Collateral Agreement, dated as of June 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) with the Administrative Agent, pursuant to which Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement) a security interest in and Lien on all or substantially all of its personal property assets;

WHEREAS, Grantor has entered into the certain Contract of Construction and Sale For One, 2000 H.P. Offshore Winterized SCR Drilling Rig, dated as of June 12, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms hereof, the “Platform Rig Contract”), by and between Grantor, as buyer, and Voorhees Equipment and Consulting, Inc., a Texas corporation (“Voorhees”), as seller, pursuant to which Grantor has agreed to purchase, and Voorhees has agreed to sell and construct, one (1) Drilling Rig Model 1320 National Offshore Winterized SCR Rig Package (collectively, the “Platform Rig”) in accordance with the terms and specifications contained therein;

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Grantor under the Loan Agreement that the Grantor shall have executed and delivered this Assignment to the Administrative Agent for the benefit of the Secured Parties to further secure the Obligations;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor hereby agrees as follows:

1.         Grantor hereby collaterally assigns and grants to the Administrative Agent, for the benefit of the Secured Parties, as additional security for the payment and performance in full of the Obligations, a security interest in all of Grantor’s interests, rights and remedies (contractual or otherwise) under the Platform Rig Contract, including, without limitation, all rights, claims or causes of action against Voorhees for any breach or violation by Voorhees of the provisions of the Platform Rig Contract and any representations, warranties, covenants, indemnifications and agreements of Voorhees in connection therewith.  Upon the occurrence of an Event of Default, the Administrative Agent shall be entitled to exercise any and all of Grantor’s contractual rights and other rights and remedies arising under the Platform Rig Contract and shall have the right to institute any action against Voorhees arising under the Platform Rig Contract and seek redress directly against Voorhees for any breach or violation by Voorhees of the Platform Rig Contract.

2.         Grantor agrees (a) to promptly notify Administrative Agent of the occurrence of any material breach or default under, or repudiation or termination of, or notice of any material dispute or claim arising under or in connection with, the Platform Rig Contract by any party thereto, and (b) that it will not enter into or permit any supplement, modification, amendment or amendment and restatement of, or waive any right of Grantor or obligation of Voorhees under, the Platform Rig Contract without the prior written consent of the Administrative Agent if the effect thereof would be adverse to the Administrative Agent and/or the Lenders.  Grantor represents and agrees that as of the date hereof there have been no material breaches or defaults under, or any repudiation or termination of, or notice of any material dispute or claim arising under or in connection with, the Platform Rig Contract.

3.         Grantor hereby irrevocably authorizes and empowers Administrative Agent as its agent at any time after the occurrence and during the continuance of an Event of Default to either directly or on behalf of Grantor, assert any claims and demands and enforce any interests, rights and remedies as Grantor may have, from time to time, against Voorhees with respect to the Platform Rig Contract, as Administrative Agent may deem proper, including, without limitation, the requirement that Voorhees continue to permit Grantor to perform its obligations as contemplated by the Platform Rig Contract, notwithstanding the occurrence of such Event of Default.  Grantor hereby irrevocably makes, constitutes and appoints Administrative Agent (and all officers, employees or agents designated by Administrative Agent) as Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of enabling the Administrative Agent or its agent after the occurrence and during the continuance of an Event of Default to cure any default by Grantor with respect to the Platform Rig Contract, or to assert any claims and demands or enforce any interests, rights and remedies against Voorhees, including, without limitation, the right of Grantor to require the performance of Voorhees under the terms of the Platform Rig Contract.  The power of attorney granted herein shall be coupled with an interest and is irrevocable until this Assignment is terminated and the security interests granted herein are released.

4.         Grantor hereby agrees and acknowledges that unless and until the Administrative Agent shall become a party to the Platform Rig Contract in accordance with the terms hereof, none of the Administrative Agent, any Lender or any other Secured Party shall be deemed to have assumed any of the obligations or liabilities of Grantor under the Platform Rig Contract by reason of this Assignment.  Grantor further agrees to indemnify, protect, defend and hold Administrative Agent and the Secured Parties harmless from and with respect to any claims or demands by Voorhees arising under the Platform Rig Contact.

5.         Administrative Agent may exercise or decline to exercise any right granted it herein in its unrestricted discretion, and to the extent Administrative Agent shall elect to exercise any right hereunder, Administrative Agent shall not be liable to Grantor for any exercise or failure to exercise its rights hereunder.  Nothing contained herein shall place any burden or obligation on Administrative Agent or any other Secured Party, or impose any liability on Administrative Agent or any other Secured Party.  Administrative Agent may exercise its rights under this Assignment on any one or more occasions.  Any proceeds realized by Administrative Agent from the exercise of its rights hereunder shall be applied by Administrative Agent in accordance with the Loan Agreement and the other Loan Documents.

6.         Grantor hereby consents to and approves of the assignment of the Platform Rig Contract, and without limiting the foregoing, consents to and approves of the transfer of the Platform Rig Contract to Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default and to the substitution at such time of Administrative Agent or its nominee as a party to the Platform Rig Contract.

7.         The obligations and rights set forth in this Assignment shall be in addition to, and not in lieu of, any obligations or rights set forth in or contemplated by the Loan Agreement or any other Loan Document.  All rights and remedies of the Administrative Agent or any other Secured Party evidenced hereby, or evidenced or contemplated by the Loan Agreement or any other Loan Document, shall be cumulative and may be exercised separately or concurrently by the Administrative Agent in accordance with the terms of such Loan Documents, without regard to the adequacy of or the exercise of any other right, remedy or security held by or available to the Administrative Agent or any other Secured Party.

8.         Grantor represents and agrees that the Platform Rig Contract is in full force and effect and enforceable in accordance with its terms.  Grantor further represents and agrees that it has furnished Administrative Agent with a current version of the Platform Rig Contract, together with all amendments thereto through and including the date hereof.

9.         This Assignment shall continue in effect until all of the Obligations have been indefeasibly paid in full and have been terminated, at which time Administrative Agent shall release to Grantor, Administrative Agent’s interest in the Platform Rig Contract and the other rights assigned hereby.

10.         Any notice to be delivered in accordance with the provisions of this Assignment shall be delivered in accordance with the notice provisions of the Loan Agreement.

11.         This Assignment and all of the obligations arising hereunder shall be binding upon Grantor and its respective successors and assigns and shall, together with the rights and remedies created hereby, inure to the benefit of Administrative Agent, the Lenders and the other Secured Parties and their respective successors and assigns.

12.         This Assignment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Assignment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment.

13.         This Assignment shall become effective as of the date first written above when and only when (a) the Administrative Agent shall have received duly executed counterparts of this Assignment signed by Grantor and (b) Voorhees shall have executed and delivered the Consent and Agreement attached to this Assignment.

14.         THIS ASSIGNMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the day and year first written above.

GRANTOR

MILLER ENERGY RESOURCES, INC.,

a Tennessee corporation

By: ___/s/ Scott M. Boruff___

Name:  Scott M. Boruff

Title:    Chief Executive Officer

Collateral Agreement Signature Page

ACKNOWLEDGED AND AGREED TO:

GUGGENHEIM CORPORATE FUNDING, LLC,

as Administrative Agent

By:         /s/ William Hagner

Name:    William Hagner

Title:       Senior Managing Director

Collateral Agreement Signature Page

CONSENT AND AGREEMENT

Voorhees hereby consents to the terms of the foregoing Assignment (capitalized terms used herein shall have the meanings set forth in the Assignment), regarding the collateral assignment by the Grantor to the Administrative Agent of the Platform Rig Contract, and hereby:

(i)         agrees that the Platform Rig Contract shall inure to the benefit of Administrative Agent (on behalf of the Secured Parties) to the extent Administrative Agent shall have the right to assert and enforce the Platform Rig Contract against Voorhees;

(ii)         agrees and warrants that (a) a true, correct and complete copy of the Platform Rig Contract, together with all amendments thereto through and including the date hereof, is attached hereto as Annex 1, (b) the Platform Rig Contract is in full force and effect and (c) Grantor is not currently in default thereunder, including, without limitation, any default which might otherwise result from the execution, delivery or performance of the foregoing Assignment;

(iii)         acknowledges and agrees that Grantor must obtain Administrative Agent’s written consent prior to any supplement, modification, amendment or amendment and restatement of, or waiver of any right or obligation of Voorhees under, the Platform Rig Contract if the effect thereof would be adverse to the Administrative Agent and/or the Lenders;

(iv)         acknowledges and agrees that after the occurrence and during the continuance of an Event of Default, Voorhees will continue to permit Grantor to perform its obligations described in the Platform Rig Contract (so long as Grantor is not in default under the Platform Rig Contract) notwithstanding the occurrence of such Event of Default under the Loan Agreement;

(v)         agrees to provide written notice to Administrative Agent promptly after the occurrence of any breach, default or event of default by Grantor under the Platform Rig Contract and will provide Grantor and Administrative Agent at least 15 days notice, or if longer, the period specified in the Platform Rig Contract, to cure such default or event of default before exercising any remedies available to it under the Platform Rig Contract;

(vi)         agrees that if, for any reason except for termination for non-payment of the First Progress Payment (as defined in the Platform Rig Contract), Voorhees either deems itself entitled to terminate the Platform Rig Contract or ceases to permit Grantor to perform its obligations contemplated by the Platform Rig Contract, Voorhees will notify Administrative Agent at least fifteen (15) days before taking such action;

(vii)         agrees that if Grantor defaults on its obligations to Administrative Agent and, as a result Administrative Agent undertakes to enforce its rights under the foregoing Assignment, (a) Administrative Agent, or any nominee of Administrative Agent, may assume and succeed to Grantor’s rights under the Platform Rig Contract, provided that Administrative Agent or such nominee cures any defaults of Grantor under the Platform Rig Contract susceptible of being cured and in existence at that time, and agrees to be bound by the terms of the Platform Rig Contract for the remainder of the term of the Platform Rig Contract, and (b) upon receipt of written notice from the Administrative Agent or such nominee of such actions, Voorhees (i) will cease complying with instructions concerning the Platform Rig Contract originated by the

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Grantor, any of its Affiliates or their respective representatives, and (ii) will comply with instructions concerning the Platform Rig Contract originated by the Administrative Agent or such nominee, including instructions as to the construction of the Platform Rig;

(viii)         agrees and acknowledges that unless and until the Administrative Agent shall become a party to the Platform Rig Contract in accordance with the terms of the Assignment, neither Administrative Agent nor any of the Lenders shall be deemed to have assumed any of the obligations or liabilities of Grantor under the Platform Rig Contract by reason of the foregoing Assignment; and

(ix)         agrees and acknowledges that (A) any notice to be given by Voorhees to the Administrative Agent under this Consent and Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier to the Administrative Agent as follows: Guggenheim Corporate Funding, LLC, 135 E. 57th Street, 6th Floor, New York, NY 10022, Attention: Kaitlin Trinh, Telecopy No. (212) 644-8396, with a copy to Guggenheim Corporate Funding, LLC, 1301 McKinney, Suite 3105, Houston, TX 77010, Attention: Tim Murray, Telecopy No. (713) 300-1339 (or to such other address or telecopy number as the Administrative Agent may provide to Voorhees after the date hereof), and (B) notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, and notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

[Signature Page Follows]

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IN WITNESS WHEREOF, this Consent and Agreement has been executed and delivered as of the day and year first written above.

CONTRACT PARTY

VOORHEES EQUIPMENT AND CONSULTING, INC.

a Texas corporation

By: /s/ Ron Voorhees

Name: Ron Voorhees

Title: President

Consent and Agreement Signature Page

ANNEX 1

Platform Rig Contract

(See attached)

Annex 1